SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934



Date of Report:  November 20, 1995





                         CARVER CORPORATION
      (Exact Name of Registrant as specified in its charter)




            WASHINGTON                      91-1043157
  (State of other jurisdiction           (I.R.S. Employer
of incorporation or organization)      Identification Number)



  20121 - 48th Avenue West, Lynnwood, WA        98036
 (Address of principal executive offices)    (Zip Code)






                          (206) 775-1202
      (Registrant's telephone number, including area code)






Item 7. Financial Statements

The following pro forma balance sheet for the period ended September 30, 1995 and statements of income for the year ended December 31, 1994 and nine months ended September 30, 1995 gives effect to the sale by Carver Corporation to Phoenix Gold International Inc. of certain assets, both tangible and intangible, used in the marketing and manufacture of amplifiers for the professional sound market as though the acquisition were effective at the end of the year (for balance sheet presentation) and at the beginning of the year (for statement of income presentation). The statements give effect to the acquisition under the purchase method of accounting and the assumptions in the accompanying notes. Carver Corporation asserts that specific identification of certain cost of sales, general and administrative expenses, and selling expenses is not practical. Accordingly, a reasonable method of allocating these expenses to the professional market has been performed using the proportional cost method (to sales).

The pro forma statements may not be indicative of the results that would have occurred if the asset sale had been effective on the date indicated or of the results that may be obtained in the future. The pro forma statements should be read in conjunction with the financial statements and notes thereto of the Company included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and the Company's Form 10-Q for the interim period ended September 30, 1995.

A complete description of this transaction and accompanying exhibits has been filed on Form 8-K dated December 5, 1995 and is incorporated herein by reference.




PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
CARVER CORPORATION
at September 30, 1995
(Unaudited)

ASSETS                                       Phoenix
                              Historical     Gold(a)      Other      Pro Forma
Current assets
  Cash and cash equivalents $     52,000 $           $ 1,673,000(b) $ 1,725,000
  Accounts receivable          2,713,000                              2,713,000
  Inventories                  6,121,000   (739,000)                  5,382,000
  Other current assets           443,000     (2,000)                    441,000
      Total current assets     9,329,000   (741,000)   1,673,000     10,261,000
  Property and equipment,
    less accumulated
    depreciation               2,354,000     (5,000)                  2,349,000
  Other assets                 1,261,000     (6,000)     350,000(c)   1,605,000
        Total assets        $ 12,944.000 $ (752,000) $ 2,023,000   $ 14,215,000


LIABILITIES AND SHAREHOLDERS'
  EQUITY

Current liabilities
  Note payable              $  1,884,000 $           $             $  1,884,000
  Accounts payable             1,218,000                  96,000(d)   1,314,000
  Accrued liabilities            556,000                 100,000(d)     656,000
    Total current liabilities  3,658,000                 196,000      3,854,000

  Long-term debt                 833,000                                833,000
    Total liabilities          4,491,000                 196,000      4,687,000
    Total shareholder's equity 8,453,000               1,075,000(e)   9,528,000

    Total liabilities and
      shareholder's equity  $ 12,944,000 $          $  1,271,000   $ 14,215,000





(a) To eliminate assets and liabilities included in the balance sheet and sold to Phoenix Gold International as of September 30, 1995.

(b) Represents cash related to the purchase price.

(c) Represents deferred purchase price.

(d) Represents transaction costs & liabilities obtained by the Company related to the transaction.

(e) Represents excess of purchase price over fair value of net assets acquired less expenses and accrued liabilities.












Note:
Non-recurring severance charges of approximately $200,000 and inventory write downs of approximately 100,000 that are a result of the discontinuation of the Company's manufacture and marketing of professional amplifiers have not been included in these financial statements.



CARVER CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
Nine Months Ended September 30, 1995
(Unaudited)

                                             Professional               Pro
                           Company               Only                  Forma

Net sales                $ 14,655,000        $  5,125,000         $  9,530,000

Cost of sales              11,689,000           4,263,000            7,426,000

Gross Profit                2,966,000		     862,000            2,104,000

Operating expense
  Selling                   2,750,000             579,000            2,171,000
  General & administrative  1,294,000             354,000              940,000
  Engineering, research       685,000             209,000              476,000
    and development
                            4,729,000	          1,142,000            3,587,000

Loss from operations       (1,763,000)            (28,000)         (1,483,000)

Other income (expense)	       (323,000)          (120,000)           (203,000)


Loss before income tax     (2,086,000)          (400,000)          (1,686,000)
Income tax benefit                  0
Net loss                 $ (2,086,000)        $ (400,000)          (1,686,000)

Loss per share           $ (     0.57)                             (     0.46)


Shares used in
 per share calculation      3,679,000                               3,679,000




CARVER CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
Twelve Months Ended December 31, 1994
(Unaudited)

                                             Professional               Pro
                           Company               Only                  Forma

Net sales                $ 22,171,000        $  5,748,000         $ 16,423,000

Cost of sales              17,495,000           4,785,000           12,710,000

Gross Profit                4,676,000		     963,000            3,713,000

Operating expense
  Selling                   3,827,000           1,133,000            2,694,000
  General & administrative  1,780,000             745,000            1,035,000
  Engineering, research     1,164,000             494,000              670,000
    and development
                            6,771,000	          2,372,000            4,399,000

Loss from operations       (2,095,000)        (1,409,000)            (686,000)

Other income (expense)	       (778,000)          (168,000)           (610,000)


Loss before income tax     (2,873,000)        (1,577,000)          (1,296,000)
Income tax benefit                  0                                       0

Net loss                 $ (2,873,000)       $(1,577,000)         $(1,296,000)

Loss per share           $ (     0.78)                             (     0.35)


Shares used in
 per share calculation      3,678,000                               3,678,000





























SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                   CARVER CORPORATION

Dated: February 2, 1996

                                   /s/ Sandra L. Jenkins
                                   Sandra L. Jenkins
                                   Vice President - Finance
                                   (Principal Financial and
                                     Accounting Officer)